VIA EDGAR

January 12, 2026

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account A of Pacific Life & Annuity Company

File No. 811-09203

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the annual report dated October 31, 2025, for the underlying management investment company listed in the table below. This filing constitutes the filing of the report as required by Rule 30b2-1(b) under the 1940 Act.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-03258	0000355437

Some of the management investment companies listed above may not be available under every contract offered by the separate account.

Sincerely,

/s/ Alison Ryan
Alison Ryan
AVP & Managing Assistant General Counsel II Pacific Life Insurance Company